UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 16, 2020

Commission file number 001-36558

Townsquare Media, Inc.
(Exact name of registrant as specified in its charter)

Delaware		27-1996555
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)

One Manhattanville Road
Suite 202
Purchase,	New York	10577
(Address of Principal Executive Offices)		(Zip Code)
(203) 861-0900
Registrant's telephone number, including area code

Not applicable
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐ Soliciting material pursuant to Rule 14a - 12 under the Exchange Act (17 CFR 240.14a-12)
    ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
    ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	TSQ	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                    Emerging growth company   ☐

If an emerging growth company indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01. Other Events
On December 16, 2020, Townsquare Media, Inc. (the “Company”) entered into a purchase agreement (the “Purchase Agreement”) with respect to an offering of $550.0 million in aggregate principal amount of its 6.875% senior secured notes due 2026 (the “Notes”) at an issue price of 100% (the “Notes Offering”). The Notes will mature on February 1, 2026 and interest on the Notes will accrue and be payable semi-annually in arrears on February 1 and August 1 of each year, commencing on August 1, 2021 at the rate of 6.875% per annum. The Notes will yield gross proceeds to the Company of $550.0 million.

The Notes will be issued in a private offering that is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), to persons reasonably believed to be qualified institutional buyers in accordance with Rule 144A under the Securities Act and to non-U.S. persons outside of the United States pursuant to Regulation S under the Securities Act. The Notes will be senior secured obligations of the Company and will be guaranteed on a senior secured basis by certain of the Company’s direct and indirect wholly-owned subsidiaries. The Notes Offering is expected to close on or about January 6, 2021, subject to customary closing conditions.

The Purchase Agreement contains customary representations, warranties and agreements by the Company and each subsidiary of the Company that will guarantee the Notes. In addition, the Company and each subsidiary of the Company that will guarantee the Notes has agreed to indemnify the initial purchasers against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the initial purchasers may be required to make in respect of those liabilities. Furthermore, the Company has agreed that the Company will not, for a period of 30 days after the date of the Purchase Agreement, without first obtaining the prior written consent of BofA Securities, Inc. directly or indirectly, sell, offer, contract or grant any option to sell, pledge, transfer or establish an open “put equivalent position” within the meaning of Rule 16a-1 under the Securities and Exchange Act of 1934, as amended, or otherwise dispose of or transfer, or announce the offering of, or file any registration statement under the Securities Act in respect of, any of its debt securities or any debt securities of any guarantor that are substantially similar to the Notes, except for the Notes sold to the initial purchasers pursuant to the Purchase Agreement.

The Company intends to use the net proceeds from the Notes Offering, together with cash on hand, to repay the Company’s existing senior secured credit facilities, to redeem all of the Company’s outstanding 6.500% senior notes due 2023, and to pay the premium, fees and expenses related thereto. The Company also intends to terminate its existing senior secured credit facilities, including its existing revolving credit facility.

The Notes and related guarantees will not be registered under the Securities Act, or any state securities laws, and unless so registered, may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws. This Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy the Notes or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

On December 16, 2020, the Company issued a press release to announce the pricing of the Notes. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Forward-Looking Statements

Except for the historical information contained in this Current Report on Form 8-K, the matters addressed are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often discuss the Company’s current expectations and projections relating to its financial condition, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “aim,” “anticipate,” “estimate,” “expect,” “forecast,” “outlook,” “potential,” “project,” “projection,” “plan,” “intend,” “seek,” “believe,” “may,” “could,” “would,” “will,” “should,” “can,” “can have,” “likely,” the negatives thereof and other words and terms. The forward-looking statements contained in this Current Report on Form 8-K include, but are not limited to, statements related to the Company’s intention to issue and sell the Notes, the consummation of the Notes Offering and the Company’s use of the net proceeds therefrom. By nature, forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or implied by the forward-looking statement. Forward-looking statements are based on current expectations and assumptions and currently available data and are neither predictions nor guarantees of future events or performance. You should not place undue reliance on forward-looking statements, which speak only as of the date hereof or as of the date specified herein. See “Risk Factors” and “Forward-Looking Statements” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the Securities and Exchange Commission (“SEC”) on June 9, 2020, and subsequent filings with the SEC, for a discussion of factors that could cause the Company’s actual results to differ from those expressed or implied by forward-looking statements. The Company assumes no responsibility to update any forward-looking statement as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed as part of this report:

Exhibit No.	Description

99.1	Press release of Townsquare Media, Inc., dated December 16, 2020.

104	Cover Page Interactive Data File (cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWNSQUARE MEDIA, INC.

By:	/s/ Stuart Rosenstein
Name: Stuart Rosenstein
Title: Executive Vice President and Chief Financial Officer

Date: December 16, 2020

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